BAILARD, BIEHL & KAISER FUND GROUP


                             BAILARD, BIEHL & KAISER
                                  DIVERSA FUND

                                  ANNUAL REPORT

                               September 30, 2000


                           950 Tower Lane, Suite 1900
                             Foster City, CA 94404
                                 (800) 882-8383

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 30, 2000

Dear Shareholder:

We are pleased to present your Bailard, Biehl & Kaiser Diversa Fund Annual Shareholders' Report for the year ended September 30, 2000. This was a very volatile period in the investment markets. In this letter, we will discuss why the markets were so volatile over the past twelve months, what we think the future holds for investors and some possible changes in our investment strategy.

MARKET REVIEW AND PERFORMANCE UPDATE

For much of the 1990s, American investors enjoyed year after year of almost unprecedented double-digit stock market returns. The extraordinary productivity gains from the information technology revolution allowed the U.S. to achieve strong growth with low inflation, making it the world's most competitive economy. In such an environment, it was easy for investors to forget that market risk is more than an intellectual abstraction; market risk is the very real possibility that returns will fluctuate as perceptions of fundamental economic conditions change. The events of the past year serve as an important reminder that any asset area can experience negative returns. Each asset class in turn has come under pressure, and, in many cases, the volatility has been even greater than the market indices indicated.

Much of the market volatility for the year ended September 30, 2000 can be explained by the shifting currents of investor sentiment as the Fed has acted to slow down a very strong economy. Investors began the twelve months with a "mania" for technology stocks and certain very popular momentum stocks that tended to mask an underlying weakness in the broader equity markets. Investors believed that the "New Economy" technology stocks would be immune from the inflationary pressures and higher interest rates that were accompanying stronger growth. Thanks to the extraordinary boom in global technology stocks, the major U.S. and international stock indices racked up strong gains during the fourth quarter of 1999 even as bonds posted negative returns and the broader equity markets simply treaded water.

But the tide of investor sentiment began to turn in 2000 when more signs of inflationary pressure led the Fed to raise interest rates further. Technology stocks both here and abroad tumbled in April and May as inflation fears rose. The world's equity markets did enjoy a brief respite during the summer when signs of moderating growth helped alleviate inflation fears. However, in September, investors began to refocus on the impact of higher energy prices, a sliding euro and slower growth upon corporate earnings both here and abroad.
Once again, technology stocks were particularly hard hit. Some high profile technology companies experienced 20% to 50% losses in a single day. When all the dust had settled, the S&P 500 ended the third quarter of 2000 off 1.0%, with its technology and communication services sectors down 13.7% and 11.1% respectively. The MSCI EAFE international stock index also declined 8.1% for the quarter. Ironically, U.S. bonds, the worst performing asset class at the beginning of our twelve-month period, were the best performing asset class at the end of the year.(1)

Steering a steady course through these shifting currents has not been easy. The Bailard, Biehl & Kaiser Diversa Fund realized a total return of 3.97% for the year ended September 30, 2000. All of the appreciation was earned during the first six months of this period, when Diversa rose a total of 7.2%. But the Fund gave back 3.0% of the gain during the second quarter and another 1.1% of that gain during the third quarter of 2000 due to the weakness in the U.S. and international stock markets.(2)

Diversa's return would have been higher if the Fund had held more in stocks and less in bonds during the fourth quarter of 1999. Diversa was also hurt by its U.S. stock selection at the end of last year (slightly underweight in technology) and its international (Japanese) stock selection during the second quarter of this year. Nevertheless, we are satisfied with how well the Fund has held up during the most recent period of market weakness. Diversa's multi-asset diversification has helped moderate the worst effects of the stock market correction. We are also pleased that, thus far this year, Diversa's U.S. stock portfolio has outperformed the S&P 500.

MARKET OUTLOOK

Looking forward, we remain cautious about the outlook for U.S. and international stock markets. U.S. stocks are still overvalued and vulnerable to negative news. International stocks, although fundamentally attractive, are likely to fall in tandem with U.S. stocks and are currently being hurt by a strong dollar. Foreign equities would benefit from weakness in the dollar if a slowing economy or the growing trade deficit were to cause capital to flow out of the United States. Alternatively, if Europe can find a way to reinvigorate confidence in the euro, the euro could recover ground against the dollar.

Fundamental changes are transforming the global bond markets. The long-term decline in interest rates that began in the early 1980s appears to be coming to an end. As a result, we believe that, going forward, income will play a more important role than appreciation in determining total return. European Monetary Union has reduced the diversification benefits of investing in European bonds. At the same time, the U.S. bond market is becoming more diverse. As the federal budget has swung from a deficit to a surplus, U.S. Treasury obligations are becoming a smaller and smaller portion of the U.S. bond market, expanding the role played by agency, corporate and mortgage-backed issues.

INVESTMENT STRATEGY

We have not made any changes to our strategic asset allocation targets in recent months. We continue to overweight U.S. bonds, underweight U.S. stocks and remain neutral in international stocks and bonds. The current strategic asset allocation targets of the Bailard, Biehl & Kaiser Diversa Fund are 5% cash equivalents, 25% U.S. bonds, 10% international bonds, 45% U.S. stocks and 15% international stocks.

U.S. Stocks              45%
U.S. Bonds               25%
International Stocks     15%
International Bonds      10%
Cash                      5%

THESE ARE THE STRATEGIC ASSET ALLOCATION TARGETS FOR THE BAILARD, BIEHL & KAISER DIVERSA FUND AS OF OCTOBER 31, 2000. THE FUND'S ACTUAL ASSET ALLOCATIONS MAY FLUCTUATE FROM TIME TO TIME ABOVE OR BELOW THESE TARGETS. PLEASE NOTE THAT THE FUND SOMETIMES USES S&P 500 PUT OPTIONS TO REDUCE ITS EFFECTIVE U.S. STOCK EXPOSURE. AS A RESULT, FROM TIME TO TIME, THE FUND MAY HAVE A HIGHER WEIGHTING IN U.S. STOCKS AND A LOWER WEIGHTING IN CASH EQUIVALENTS THAN THESE TARGETS WOULD INDICATE.

We are in the process of reevaluating how we invest in U.S. and international bonds, given the fundamental changes described above. It is likely that, going forward, we will find more opportunities within the U.S. bond market and use international bonds only when and if situations arise where we can enhance returns.

CLOSING COMMENTS

Today's volatile market conditions highlight the benefits of diversifying across different asset classes. Although diversification can't prevent all losses, it can significantly reduce the downside risk in your portfolio. Now, more than ever, we believe it is important for investors not to keep all their eggs in one basket.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,


Thomas E. Bailard                       Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1) The performance quoted represents past performance and is no indication of future results.

(2)  Total returns for  investment  periods ended  September 30, 2000: 3 months:
     -1.10%; 6 months:  -4.10%; 12 months: 3.97%; 5 years: 8.92% annualized;  10 years: 9.20% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                     Par Value         Value
                                                     -----------    -----------
   DOMESTIC SECURITIES (73.9%)

   DOMESTIC FIXED INCOME (26.2%)

   CORPORATE BONDS (4.6%)

   Ford Motor Credit                                 $   200,000    $   202,963
     7.875% 06/15/10
   Gerber Products                                       320,000        353,884
     9.000% 10/15/06
   GTE North, Inc.                                       275,000        256,912
     6.375% 02/15/10
   HRPT Properties                                       200,000        195,530
     6.875% 08/26/02
   Tandy Corp.                                           300,000        291,562
     6.950% 09/01/07
   Universal Foods                                       100,000         92,953
     6.500% 04/01/09
                                                                    -----------
   Total Corporate Bonds                                              1,393,804
                                                                    -----------
   GOVERNMENT AGENCY (4.6%)

   Federal Farm Credit Banks                             250,000        260,515
     7.375% 02/09/10
   Federal Home Loan Banks                               200,000        191,591
     5.250% 04/22/04
   Federal Home Loan Banks                               300,000        273,984
     5.540% 10/15/08
   Federal Home Loan Banks                               200,000        196,709
     6.000% 06/11/03
   Federal National Mortgage Association                 500,000        475,884
     6.500% 04/29/09
                                                                    -----------
   Total Government Agency                                            1,398,683
                                                                    -----------
   UNITED STATES TREASURY OBLIGATIONS (17.0%)

   United States Treasury Bonds                          725,000        777,789
     8.750% 11/15/08
   United States Treasury Bonds                          425,000        519,297
     8.000% 11/15/21
   United States Treasury Notes                          350,000        362,906
     6.625% 05/15/07
   United States Treasury Notes                          525,000        511,547
     5.500% 02/15/08
   United States Treasury Notes                          450,000        441,562
     5.625% 05/15/08
   United States Treasury Notes                          800,000        740,500
     4.750% 11/15/08
   United States Treasury Notes                        1,050,000      1,020,141
     5.500% 05/15/09

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                      Par Value        Value
                                                     -----------    -----------
   UNITED STATES TREASURY OBLIGATIONS - CONTINUED

   United States Treasury Notes                      $   400,000    $   397,500
     5.625% 09/30/01
   United States Treasury Notes                          400,000        416,625
     6.500% 02/15/10
                                                                    -----------
   Total United States Treasury Obligations                           5,187,867
                                                                    -----------
   TOTAL DOMESTIC FIXED INCOME
   (IDENTIFIED COST $8,117,081)                                       7,980,354
                                                                    -----------

   DOMESTIC STOCKS (47.7%)                                Shares       Value
                                                         --------   -----------
   BASIC INDUSTRY (1.0%)
   Bemis Co.                                               3,300    $   106,012
   Du Pont (E.I.) De Nemours                               1,926         79,809
   Nucor Corp.                                             3,600        108,450
                                                                    -----------
   Total Basic Industry                                                 294,271
                                                                    -----------
   CAPITAL GOODS (4.5%)
   General Electric Co.                                   15,120        872,235
   Tyco International                                      4,700        243,813
   United Techonologies                                    3,800        263,150
                                                                    -----------
   Total Capital Goods                                                1,379,198
                                                                    -----------
   COMMUNICATIONS (3.3%)
   AT&T Corp.                                              4,500        132,187
*  Global Crossing                                         2,900         89,900
*  MCI WorldCom, Inc.                                      4,000        121,500
*  Qwest Communications International                      3,150        151,397
   SBC Communications, Inc.                                4,500        225,000
   Verizon Communications                                  6,000        290,625
                                                                    -----------
   Total Communications                                               1,010,609
                                                                    -----------
   CONSUMER CYCLICALS (2.6%)
*  Lear Corp.                                              5,100        104,869
   Lowes Companies, Inc.                                   4,600        206,425
   Sears Roebuck & Co.                                     4,400        142,648
   Wal-Mart Stores, Inc.                                   7,200        346,500
                                                                    -----------
   Total Consumer Cyclicals                                             800,442
                                                                    -----------
   CONSUMER STAPLES (4.7%)
   Anheuser Busch, Inc.                                    4,400        186,175
   Kimberly Clark Corp.                                    5,500        306,969
   Pepsico, Inc.                                           8,000        368,000
   Proctor & Gamble Co.                                      850         56,950
   Sysco Corp.                                             8,100        375,131
   Walt Disney Co.                                         3,900        149,175
                                                                    -----------
   Total Consumer Staples                                             1,442,400
                                                                    -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                         --------   -----------
   DOMESTIC STOCKS - CONTINUED
   ENERGY/RESOURCES (3.2%)
   Conoco, Inc.                                            1,103    $    29,712
   Exxon Mobil Corp.                                       4,356        388,228
   Royal Dutch Patroleum                                   3,950        236,753
   Unocal Corp.                                            3,900        138,206
   Valero Refining & Marketing Co.                         5,000        175,937
                                                                    -----------
   Total Energy/Resources                                               968,836
                                                                    -----------
   FINANCE (7.9%)
   American International Group                            4,912        470,017
   Bank of America Corp.                                   5,001        261,927
   Chase Manhattan Corp.                                   9,750        450,328
   Citigroup, Inc.                                         5,733        309,940
   Federal National Mortgage Association                   6,300        450,450
   Firstar Corp.                                           3,345         74,844
   Lehman Brothers Holdings, Inc.                          1,100        162,525
   Wells Fargo & Co.                                       4,800        220,500
                                                                    -----------
   Total Finance                                                      2,400,531
                                                                    -----------
   HEALTH CARE (5.2%)
   Abbott Laboratories                                     3,800        180,738
*  Alza Corp.                                                700         60,550
   American Home Products                                  5,400        305,438
*  Amgen, Inc.                                             2,000        139,656
   Johnson & Johnson, Inc.                                 5,100        479,081
   Merck & Co.                                             3,400        253,088
   Pfizer, Inc.                                            3,500        157,281
                                                                    -----------
   Total Health Care                                                  1,575,832
                                                                    -----------
   HIGH TECHNOLOGY (13.2%)
*  America Online, Inc.                                    2,800        150,500
*  Cisco Systems, Inc.                                     8,400        464,100
   Compaq Computer Corp.                                   7,000        193,060
*  EMC Corp.                                               4,200        416,325
   Hewlett Packard Co.                                     2,100        203,700
   Intel Corp.                                            12,800        532,000
   International Business Machines, Inc.                   4,000        450,000
   Lucent Technologies, Inc.                               3,300        100,856
*  Microsoft Corp.                                         8,000        482,500
   Motorola, Inc.                                          3,500         98,875
   Nortel Networks Corp.                                   4,190        249,567
*  Oracle Systems Corp.                                    3,800        299,250
*  Sun Microsystems, Inc.                                  2,000        233,500
   Texas Instuments, Inc.                                  3,000        141,563
                                                                    -----------
   Total High Technology                                              4,015,796
                                                                    -----------
   TRANSPORTATION (0.7%)
   AMR Corp.                                               4,000        130,750
*  Sabre Holdings Corp., Class A                           2,890         83,629
                                                                    -----------
   Total Transportation                                                 214,379
                                                                    -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                         --------   -----------
   DOMESTIC STOCKS - CONTINUED

   UTILITIES (1.4%)
   Enron Corp.                                             5,000    $   438,125
                                                                    -----------
   TOTAL DOMESTIC STOCKS
   (IDENTIFED COST $8,910,779)                                       14,540,419
                                                                    -----------
   PUT OPTIONS ON STOCK INDICES (0.0%)
   CONTRACTS PURCHASED
   S&P 500 Stock Index October
     Put @ 1400 Exp 10/21/00                                  10         12,000
                                                                    -----------
   TOTAL PUT OPTIONS ON STOCK INDICES
   (IDENTIFIED COST $15,780)                                             12,000
                                                                    -----------
   TOTAL DOMESTIC SECURITIES
   (IDENTIFIED COST $17,043,640)                                     22,532,773

                                                      Par Value
   INTERNATIONAL SECURITIES (22.8%)                (Local Currency)    Value
                                                     -----------    -----------
   INTERNATIONAL FIXED INCOME (9.3%)

   Asian Development Bank
     3.125% 06/29/05                          JPY     15,000,000    $   150,792
   British Aero Plc
     7.450% 11/29/03                          GBP            243            353
   Eurohypo AG
     4.000% 04/27/09                          EUR        150,000        116,361
   Government of Canada
     8.500% 04/01/02                          CAD         75,000         51,904
   Government of Canada
     7.250% 06/01/07                          CAD        400,000        287,569
   Government of Canada
     6.000% 06/01/08                          CAD        120,000         81,058
   Government of France
     9.500% 01/25/01                          EUR        236,295        211,207
   Government of France
     5.250% 04/25/08                          EUR        175,000        153,790
   International Bank for Rec. & Dev.
     7.250% 04/09/01                          NZD        200,000         81,253
   Kingdom of Denmark
     8.000% 05/15/03                          DKR      1,125,000        140,222
   Kingdom of Spain
     4.750% 07/30/14                          EUR        175,000        141,163
   Kingdom of Sweden
     6.500% 10/25/06                          SEK      1,600,000        177,422
   Quebec Province
     8.625% 11/04/11                          GBP         60,000        101,757

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                      Par Value
                                                   (Local Currency)    Value
                                                     -----------    -----------
   INTERNATIONAL FIXED INCOME - CONTINUED

   Republic of Austria                        JPY     10,000,000    $   106,663
     4.500% 09/28/05
   Republic of Austria                        JPY     20,000,000        214,953
     6.250% 10/16/03
   Republic of Finland                        EUR        340,000        309,978
     8.750% 10/17/01
   Republic of Germany                        EUR        100,000         94,609
     6.000% 06/20/16
   Republic of Germany                        EUR        100,000         93,297
     6.500% 10/14/05
   Republic of Italy                          EUR        100,000        103,535
     7.250% 11/01/26
   Tesco Plc                                  GBP         30,000         46,563
     7.500% 07/30/07
   Treuhandanstalt                            EUR         89,476         82,853
     7.750% 10/01/02
   U.K. Treasury                              GBP         55,000         86,827
     9.750% 08/27/02

   TOTAL INTERNATIONAL FIXED INCOME
   (IDENTIFIED COST$3,353,479)                                        2,834,129
                                                                    -----------

   INTERNATIONAL STOCKS (13.5%)                           Shares       Value
                                                         --------   -----------
   ARGENTINA (0.2%)
   Banco De Galicia ADR                                      800    $     9,400
*  Grupo Financiero Galicia SA                             5,875          8,935
   Pecom Energia SA                                        3,800         14,449
   Siderar SA                                              3,750         11,032
   Telecom Argent Stet France ADR                            400          8,650
                                                                    -----------
   Total Argentina                                                       52,466
                                                                    -----------
   AUSTRALIA (0.3%)
   Broken Hill Proprietary Ltd.                            1,000         10,371
   Commonwealth Bank of Australia                          1,000         14,947
   ERG (Energy Research Group) Ltd.                        2,500         11,982
   Macquarie Bank Ltd.                                     1,000         15,207
   News Corporation Ltd. (The)                             1,700         23,937
*  Orbital Engine Corp.                                   12,000         11,308
   Qantas Airways Ltd.                                     5,000          9,631
                                                                    -----------
   Total Australia                                                       97,383
                                                                    -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                         --------   -----------
   INTERNATIONAL STOCKS - CONTINUED

   BRAZIL (0.6%)
   Acucarv/Cm Brasil Dst. GDR                                800         29,750
   Centrais Eletricas Bras Pfd. ADR                        2,500         25,625
   CIA Paranense de Energy Copel                       2,470,000         22,089
   CIA Vale Do Rio Doce ADR                                  950         24,047
#* Telebras ADR                                              650             10
*  Telebras Holders Pfd. ADR                                 425         33,628
   Telecomunicacoes De Sao Paulo SA                          425          6,641
+* Telesp Celular ADR, Rights 10/2/00                         17             --
   Telesudeste Celular ADR                                    85          1,785
   Unibanco GDR                                            1,350         44,550
                                                                    -----------
   Total Brazil                                                         188,125
                                                                    -----------
   CANADA (.8%)
*  Crestar Energy, Inc.                                    1,200         19,939
*  Ishares MSCI Canada Index Fund                          9,500        153,188
*  Methanex Corp.                                          6,000         29,510
*  Westport Innovations, Inc.                              2,000         25,588
                                                                    -----------
   Total Canada                                                         228,225
                                                                    -----------
   DENMARK (0.4%)
   Danske Bank                                               300         38,111
   Novo-Nordisk AS                                           102         22,622
   Tele Denmark AS                                           598         32,891
*  William Demant Holdings                                   800         37,756
                                                                    -----------
   Total Denmark                                                        131,380
                                                                    -----------
   FINLAND (0.3%)
   Nokia ADR                                               1,900         75,644
   Upm-Kymmene OY                                          1,000         25,565
                                                                    -----------
   Total Finland                                                        101,209
                                                                    -----------
   FRANCE (1.6%)
   AXA - UAP SA                                              150         19,590
   Banque National De Paris Wts.                              91            466
   Bnp Paribas                                               413         36,409
   France Telecom SA                                         450         48,208
   Havas Advertising                                       2,000         31,592
*  Ishares MSCI France Index Fund                         10,400        257,400
   Peugeot SA                                                 80         14,211
   Sanofi Synthelabo                                         400         21,496

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                         --------   -----------
   INTERNATIONAL STOCKS - CONTINUED

   FRANCE - CONTINUED
   Scor                                                      300    $    13,104
   Total Fina Elf SA ADR                                     400         29,375
                                                                    -----------
   Total France                                                         471,851
                                                                    -----------
   GERMANY (0.6%)
   Deutsche Bank AG                                          200         16,590
   Deutsche Telekom                                          300         10,298
*  Ishares MSCI Germany Index Fund                         7,000        135,188
   Siemens AG                                                200         25,723
                                                                    -----------
   Total Germany                                                        187,799
                                                                    -----------
   GREECE (0.2%)
   Hellenic Telecom Organ                                  1,720         32,927
   National Bank of Greece                                   830         34,175
                                                                    -----------
   Total Greece                                                          67,102
                                                                    -----------
   HONG KONG/CHINA (0.5%)
   Cathay Pacific Airways                                 10,000         18,341
*  China Mobile (Hong Kong) Ltd.                           4,000         26,677
   Dah Sing Financial Services                             3,000         14,660
   Dao Heng Bank                                           3,500         17,328
   Gold Peak Industries                                   13,000          4,085
   Sun Hung Kai Properties                                 3,000         28,281
   Swire Pacific                                           7,000         43,633
                                                                    -----------
   Total Hong Kong/China                                                153,005
                                                                    -----------
   INDIA (0.0%)
   Videsh Sanchar Nigam GDR                                  450          3,690
                                                                    -----------
   IRELAND (0.1%)
   Bank of Ireland                                         2,545         20,347
   CRH                                                       750         11,940
   Eircom Plc                                              2,500          5,559
                                                                    -----------
   Total Ireland                                                         37,846
                                                                    -----------
   ISRAEL (0.2%)
   Elbit Ltd.                                              3,100         28,288
*  Gilat Satellite Networks Ltd.                             400         30,750
                                                                    -----------
   Total Israel                                                          59,038
                                                                    -----------
   ITALY (0.5%)
*  Ishares MSCI Italy Index Fund                           7,000        148,750
                                                                    -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                         --------   -----------
   INTERNATIONAL STOCKS - CONTINUED

   JAPAN (1.7%)
   Fast Retailing Co. Ltd.                                   400    $    81,066
+  Hokkaido Takushoku                                     12,000            111
*  Ishares MSCI Japan Index Fund                          26,300        348,475
   Konami Co.                                                300         24,764
   NTT Docomo, Inc.                                            2         57,376
                                                                    -----------
   Total Japan                                                          511,792
                                                                    -----------
   MALAYSIA (0.1%)
   Public Bank Berhad                                     10,000          8,211
   Tenaga Nasional                                         6,000         17,842
                                                                    -----------
   Total Malaysia                                                        26,053
                                                                    -----------
   MEXICO (0.2%)
*  Banacci                                                 2,500         11,462
   Cemex SA ADR                                              300          6,019
   Femsaubd Uts B & D                                      2,300          8,938
*  Grupo Telavisa GDR                                        225         12,980
   Telefonos De Mexico ADR                                   600         31,913
                                                                    -----------
   Total Mexico                                                          71,312
                                                                    -----------
   NETHERLANDS (0.7%)
*  Asm Lithography Holdings NV                               300          9,954
   Axxicon Group NV                                        1,700         27,453
*  Ishares MSCI Netherlands Index Fund                     6,200        139,500
   Philips Electronics NV                                    776         33,397
                                                                    -----------
   Total Netherlands                                                    210,304
                                                                    -----------
   NEW ZEALAND (0.3%)
   Fletcher Challenge Energy                              13,000         45,975
   Telecom Corp. of New Zealand                           10,000         24,878
   Tranz Rail Holdings Ltd.                               10,000         15,244
                                                                    -----------
   Total New Zealand                                                     86,097
                                                                    -----------
   NORWAY (0.3%)
   Christiana Bank OG                                      2,500         13,301
   Norsk Hydro AS                                            900         37,672
*  Petroleum Geo Service                                   1,000         16,963
   Tomra Systems AG                                          600         19,728
                                                                    -----------
   Total Norway                                                          87,664
                                                                    -----------
   POLAND (0.2%)
*  Computerland Poland SA                                    500         12,355
*  Kghm Polska Midez SA                                    3,000         18,995
   Telekomunikacja Polska SA                               3,000         15,421
                                                                    -----------
   Total Poland                                                          46,771
                                                                    -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                         --------   -----------
   INTERNATIONAL STOCKS - CONTINUED

   PORTUGAL (0.3%)
   Banco Espirito Santo                                    1,380    $    21,920
*  Cimpor Cimentos Portugal Sgps SA                        1,000         22,900
*  Electricidade De Portugal                               7,500         23,694
   Portugal Telecom SA                                     2,500         25,701
                                                                    -----------
   Total Portugal                                                        94,215
                                                                    -----------
   REPUBLIC OF KOREA (0.1%)
*  Hankuk Electric Glass Co.                                 200         11,299
   Pohang Iron & Steel                                       155         11,537
   Shinhan Bank                                            1,300         14,572
                                                                    -----------
   Total Republic of Korea                                               37,408
                                                                    -----------
   RUSSIA (0.4%)
   Ao Mosenergo ADR                                        3,800         13,813
   Lukoil Oil Co. ADR                                        750         43,031
   Rao Unified Energy System ADR                           2,200         30,239
   Rostelecom Long Distance &
     International Telephone ADR                           1,000          8,813
   Surgutneftegaz ADR                                      1,000         14,650
*  Vimpel Communications ADR                                 350          6,759
                                                                    -----------
   Total Russia                                                         117,305
                                                                    -----------
   SINGAPORE (0.2%)
   Dbs Land                                                8,000         12,228
   Elec & Eltek International Co.                          4,000         11,120
   Overseas Chinese Banking Corp.                          2,310         14,601
   Singapore Airlines                                      1,300         12,325
   United Overseas Bank                                    2,112         15,170
   United Overseas Land, Wts. (Ex. 05/28/01)                 450             28
                                                                    -----------
   Total Singapore                                                       65,472
                                                                    -----------
   SOUTH AFRICA (0.3%)
   Anglo American Corp. Plc                                  300         15,870
   Impala Platinum Hldings Ltd.                              850         36,750
   Sappi Ltd.                                              1,000          7,409
   Standard Bank Invest Corp.                              4,800         18,446
                                                                    -----------
   Total South Africa                                                    78,475
                                                                    -----------
   SPAIN (0.3%)
*  Ishares MSCI Spain Index Fund                           3,400         82,875
   Repsol SA                                                 500          9,200
   Telefonica De Espana                                       20            396
   Union Electrica Fenosa                                    500          9,005
                                                                    -----------
   Total Spain                                                          101,476
                                                                    -----------
   SWEDEN (0.4%)
   Ericsson Ltd. Telephone Co. ADR                         2,800         41,475
*  Ishares MSCI Sweden Index Fund                          2,700         59,063
   Svenska Handelsbanks                                    1,100         17,700
                                                                    -----------
   Total Sweden                                                         118,238
                                                                    -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
(CONTINUED)
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                         --------   -----------
   INTERNATIONAL STOCKS - CONTINUED

   SWITZERLAND (0.2%)
*  Ishares MSCI Switzerland Index Fund                     4,200    $    63,000

   UNITED KINGDOM (1.5%)
   Bae Systems                                               771          4,161
   Barclays Bank                                           1,500         41,516
   BP Amoco Plc                                            4,500         40,053
   British Telecom                                         3,000         31,536
   Cadbury Schweppes Plc                                   3,500         20,699
   GKN                                                     2,400         23,934
   Glaxo Wellcome Plc                                      1,500         45,420
   Hilton Group Plc                                        3,400          9,752
   Kingfisher Plc                                          2,000         13,070
   Reuters Group Plc                                       2,500         47,386
   Rolls-Royce                                             8,000         20,167
   Royal Bank of Scotland Group                            3,000         63,339
*  Royal Bank of Scotland Group                            3,000          3,604
   Sage Group                                              1,700         12,668
   Smithkline Beecham Plc                                  2,064         28,273
   Vodafone Group Plc                                     15,000         55,998
                                                                    -----------
                                                                        461,576
                                                                    -----------
   TOTAL INTERNATIONAL STOCKS
   (IDENTIFIED COST $4,460,811)                                       4,105,027
                                                                    -----------
   TOTAL INTERNATIONAL SECURITIES
   (IDENTIFIED COST $7,814,290)                                       6,939,156
                                                                    -----------
   TOTAL INVESTMENTS: 96.7%
   (IDENTIFIED COST $24,857,930)                                     29,471,929

   OTHER ASSETS LESS LIABILITIES: 3.3%                                1,007,949
                                                                    -----------

   NET ASSETS: 100.0%                                               $30,479,878
                                                                    ===========

                                CURRENCY LEGEND:

   GBP - British Pound                       JPY - Japanese Yen
   CAD - Canadian Dollar                     NZD - New Zealand
   DKR - Danish Kronar                       SEK - Swedish Krona
   EUR - Euro

   ----------
   ADR - American depositary receipt.
   GDR - Global depositary receipt.

* Non-income producing security.
# Fair value, using procedure approved by Board of Trustees/Directors (Note 1). + De-listed / bankrupt security; value by management (Note 1).

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $24,857,930)                                     $29,471,929
Cash                                                                    718,910
Receivables:
  Dividend, interest and recoverable foreign
    taxes receivable                                 $   298,267
  Portfolio securities sold                              186,382
  Unrealized gain on forward currency
    contracts open (Note 5)                                8,977        493,626
                                                     -----------
Prepaid expenses                                                         10,738
Other assets                                                              4,838
                                                                    -----------

  Total assets                                                       30,700,041
                                                                    -----------
LIABILITIES

Payables:
  Portfolio securities purchased                     $    74,475
  Advisory fees (Note 3)                                   7,729         82,204
                                                     -----------
Accrued expenses                                                        137,959
                                                                    -----------

  Total liabilities                                                     220,163
                                                                    -----------
Net assets (equivalent to $12.62 per share of
  no par value capital stock, representing the
  offering and redemption price for 2,414,954
  shares outstanding, unlimited number of
  shares authorized)                                                $30,479,878
                                                                    ===========

Net assets consist of:
  Capital paid in                                                   $24,575,052
  Accumulated net investment income                                     471,592
  Accumulated net realized gain on investments
    and foreign currency transactions                                   817,230
  Unrealized appreciation on:
    Investments                                      $ 4,613,999
    Foreign currency                                       2,005      4,616,004
                                                     -----------    -----------

                                                                    $30,479,878
                                                                    ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30,2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $8,125)               $   342,504
  Interest                                                              806,876
                                                                    -----------
    Total income                                                      1,149,380
                                                                    -----------
EXPENSES
  Advisory fees (See Note 3)                         $   316,458
  Custodian fees                                         142,864
  Audit fees                                              72,922
  Transfer agent fees                                     40,511
  Administrative fees                                     33,197
  Trustee fees and expenses (See Note 3)                  20,455
  Legal fees                                              14,523
  Registration expense                                     7,011
  Report to shareholders                                   3,947
  Insurance expense                                        3,711
  Miscellaneous expenses                                  11,344
                                                     -----------
    Total expenses                                                      666,943
    Less: Fees waived                                                   (75,767)
                                                                    -----------
    Net expenses                                                        591,176
                                                                    -----------

    Net investment income                                               558,204
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized gain on investments                                    1,091,323
  Net unrealized loss on investments                                   (279,511)
                                                                    -----------

    Net gain on investments                                             811,812
                                                                    -----------
  Net realized gain on foreign currency                                   1,716
  Net unrealized gain on foreign currency
    and foreign currency denominated assets and liabilities              42,078
                                                                    -----------

    Net gain on foreign currency                                         43,794
                                                                    -----------

    Net gain on investments and foreign currency                        855,606
                                                                    -----------

  Net increase in net assets resulting from operations              $ 1,413,810
                                                                    ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      For the Year Ended       For the Year Ended
                                                      September 30, 2000       September 30, 1999
                                                         -----------              -----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                                  $   558,204              $   562,833
  Net realized gain on investments                         1,091,323                2,115,899
  Net unrealized gain (loss) on investments                 (279,511)                 694,793
  Net realized gain (loss) on foreign currency                 1,716                  (55,224)
  Net unrealized gain on foreign currency and foreign
   currency denominated assets and liabilities                42,078                   18,651
                                                         -----------              -----------

  Net increase resulting from operations                   1,413,810                3,336,952
                                                         -----------              -----------
Distributions to shareholders:
  From net investment income                                (540,898)                (163,662)
  From net realized gain                                  (1,998,030)              (2,803,986)
                                                         -----------              -----------

  Total distributions                                     (2,538,928)              (2,967,648)
                                                         -----------              -----------
Fund share transactions:
  Proceeds from shares sold                                1,767,721                2,389,535
  Net asset value of shares issued on
    reinvestment of distributions                          2,284,009                2,674,173
  Cost of shares redeemed                                 (6,995,229)              (6,213,943)
                                                         -----------              -----------
  Net decrease resulting from
    Fund share transactions                               (2,943,499)              (1,150,235)
                                                         -----------              -----------

  Net decrease                                            (4,068,617)                (780,931)

NET ASSETS
  Beginning of period                                     34,548,495               35,329,426
                                                         -----------              -----------
  End of period (including accumulated
    net investment income of $471,592 and
    $362,319, respectively)                              $30,479,878              $34,548,495
                                                         ===========              ===========
NUMBER OF FUND SHARES
  Sold                                                       136,907                  176,414
  Issued on reinvestment of distributions                    181,644                  206,618
  Redeemed                                                  (544,011)                (461,523)
                                                         -----------              -----------

  Net decrease                                              (225,460)                 (78,491)
                                                         ===========              ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                      For the Year Ended September 30,
                                                          -------------------------------------------------------
                                                           2000        1999        1998        1997        1996
                                                          -------     -------     -------     -------     -------
Net Asset Value, Beginning of Year                        $ 13.08     $ 12.99     $ 13.91     $ 13.39     $ 13.20
                                                          -------     -------     -------     -------     -------
Income from Investment Operations:

  Net Investment Income                                      0.23(1)     0.28(1)     0.13(1)     0.40(1)     0.31
  Net Realized/Unrealized Gain on
  Securities and Foreign Currency                            0.25        0.90        0.23        1.92        0.96
                                                          -------     -------     -------     -------     -------

Total from Investment Operations                             0.48        1.18        0.36        2.32        1.27
                                                          -------     -------     -------     -------     -------
Less Distributions:

  Net Investment Income                                     (0.21)      (0.13)      (0.23)      (0.42)      (0.32)
  Capital Gain                                              (0.77)      (0.96)      (1.05)      (1.38)      (0.76)
                                                          -------     -------     -------     -------     -------

Total Distributions                                         (0.98)      (1.09)      (1.28)      (1.80)      (1.08)
                                                          -------     -------     -------     -------     -------

Net Asset Value, End of Year                              $ 12.58     $ 13.08     $ 12.99     $ 13.91     $ 13.39
                                                          -------     -------     -------     -------     -------
Total Return                                                 3.97%       9.25%       2.98%      19.14%      10.09%

Ratios/Supplemental Data:

  Net Assets, End of Year (millions)                      $  30.5     $  34.5     $  35.3     $  37.5     $  36.6

  Ratio of Expenses to Average Net Assets:
    Before fees waived and expenses paid indirectly          2.00%       1.95%       1.86%       1.84%       1.99%
    After fees waived and expenses paid indirectly           1.78%       1.95%       1.80%       1.84%       1.99%

  Ratio of Net Investment Income to Average Net Assets:
    Before fees waived and expenses paid indirectly          1.45%       1.51%       1.34%       1.87%       2.09%
    After fees waived and expenses paid indirectly           1.68%       1.51%       1.34%       1.87%       2.09%

Portfolio Turnover Rate                                        36%         54%         59%         66%         68%

1. Net investment income per share has been computed before adjustments for book/tax differences.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard,  Biehl & Kaiser  Diversa  Fund (the  "Fund") is the sole  series of the
Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION

Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPTIONS

The Fund may purchase and write call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for Federal income or excise taxes.

At the end of each year, capital paid in, accumulated net investment income and accumulated net realized loss on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment income and accumulated net realized loss on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $9,612,312 and $12,556,955, respectively. Purchases and sales of U.S. Government obligations aggregated $1,846,650 and $4,200,858, respectively.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor"). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

     .95% of the first $75,000,000 of the average net assets of the Fund; .80% on the next $75,000,000;
     .65% on amounts in excess of $150,000,000.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 - CONTINUED

The Fund is responsible for its own operating expenses. For the period from October 1, 1999 through December 31, 1999, the Advisor did not place a voluntary limit on the Fund's total expenses. Commencing on January 1, 2000 and through June 30, 2000, the Advisor has agreed to limit the Fund's total expenses to not more than 1.75% of the average daily net assets, and from July 1, 2000 through December 31, 2000, the Advisor further limits the Fund's total expenses to 1.60%. The Advisor has stated its intention, but is not required, to reduce such expenses further to 1.55% from January 1, 2001 through June 30, 2001, and to 1.50% from July 1,2001 through December 31, 2001. At September 30, 2000, the Advisor waived fees of $75,767.

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the year ended September 30, 2000.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year plus an attendance fee of $667 for each Trustees' meeting attended and related travel expenses.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at September 30, 2000 based on a cost of $24,815,062 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                             $ 6,489,757
     Gross unrealized depreciation                              (1,832,890)
                                                               -----------
     Net unrealized appreciation                               $ 4,656,867
                                                               ===========

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2000, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as unrealized loss on forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 2000 is as follows:

                                                              Unrealized
      Currency               Currency          Delivery      Appreciation
     Receivable             Deliverable          Date       (Depreciation)
     ----------             -----------        --------     --------------
     $  95,306      SEK         803,000        10/19/00       $    6,800
       175,378      EUR         187,200        10/26/00            9,939
       119,903      EUR         137,835        11/13/00           (2,021)
        48,827      NZD         100,000        11/17/00            4,128
       247,928      GBP         176,415        11/20/00          (13,206)
       219,329      JPY      23,402,400        11/21/00              754
        54,014      CAD          80,000        11/22/00              761
       130,520      DKK       1,106,940        11/27/00             (623)
       113,913      SEK       1,068,500        11/30/00            2,445
                                                              ----------
                                                              $    8,977
                                                              ==========

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                                CURRENCY LEGEND:

CAD - Canadian Dollar              JPY - Japanese Yen
DKK - Danish Kroner                NZD - New Zealand Dollar
EUR - Euro                         SEK - Swedish Krona
GBP - British Sterling

                                   (UNAUDITED)
                 CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT
                      OCTOBER 1, 1990 - SEPTEMBER 30, 2000


            Past performance is not predictive of future performance

                                MSCI World                         Salomon Bros.
         BB&K Diversa Fund   (Local Currency)   MSCI World (US$)    WGBI (US$)
         -----------------   ----------------   ----------------    ----------
Sep-90         10,000             10,000            10,000            10,000
Sep-91         11,397             12,560            12,453            11,505
Sep-92         11,988             11,815            12,326            13,610
Sep-93         14,404             14,448            14,822            14,853
Sep-94         13,945             14,965            15,941            15,122
Sep-95         15,734             16,799            18,239            17,569
Sep-96         17,322             19,818            20,731            18,307
Sep-97         20,637             25,682            25,731            18,748
Sep-98         21,235             25,799            25,766            20,918
Sep-99         23,198             33,230            33,360            21,019
Sep-00         24,123             38,014            36,082            20,199

                          AVERAGE ANNUAL TOTAL RETURN *

          1 Year                     5 Year                    10 Year
          ------                     ------                    -------
           3.97%                      8.92%                     9.20%

As mandated by the Securities and Exchange Commission, the above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund since October 1, 1990. We compare this investment to the growth of the Morgan Stanley World stock index over the same time period. This index, which measures the performance of the domestic and international equity markets, is given in both U.S. dollar and local currency terms. The index does not measure the performance of the Fund's other asset classes, including domestic and international bonds. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund would have grown to $38,014 by September 30, 2000.


* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Bailard, Biehl & Kaiser Diversa Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Diversa Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Francisco, California
November 22, 2000

BAILARD, BIEHL & KAISER
DIVERSA FUND
--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

In accordance with the Code, during the fiscal year ended September 30, 2000, the Fund declared long-term capital gain distribution in the amount of $1,923,037.

The following information is available by request at no charge.

SHAREHOLDER REPORTS:

Additional information about the Fund's investments and performance is available in the Fund's Quarterly, Semi-Annual, and Annual Reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides further detail about the Fund's investment policies, risks and operations. It is incorporation by reference into this propectus, and is legally a part of this prospectus.

To request this information or make any additional inquiries please contact us at:

BB&K Fund Services, Inc.
950 Tower Lane, Suite 1900
Foster City, CA 94404-2131
Toll free (800) 882-8383
info@bailard.com

Information about the Fund may be reviewed and copied at the Securities and Exchange Commission's (SEC) public regerence room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090, or sending an email to: publicinfo@sec.gov. Reports and other information about the Fund are also available at the SEC Internet site at http://www.sec.gov. Copies of this information may also be obtained by writing and paying a duplicating fee to: Public Reference Section, Securities and Exchange Commission, Washington DC, 20549-0102.

Ticker: DVERX
SEC File Number: 811-4828